Exhibit (c)(2)

Goldman Sachs Presentation to Special Committee of Francis Goldman, Sachs & Co. 29-Sep-2008

Goldman Sachs Table of Contents I. Review of Selected Financial Analyses A. Review of Discounted Cash Flow Analysis B. Review of Long-Term R&D Impact C. Review of Avastin Analysis II. Selected Updates to Transaction-Related Financial Analysis III. Financial Analysis Summary IV. Review of Discussions With Greenhill V. Alternative Structures Appendix A: Additional CVR Information

Goldman Sachs I. Review of Selected Financial Analyses Review of Selected Financial Analyses 1

Goldman Sachs Stock Price Performance History Francis Last Five Years 340% 310% 280% 177.9% 250% Price 220% 126.9% Indexed 190% 160% 130% 23.9% 21.7% 100% 70% Sep-2003 Jun-2004 Feb-2005 Nov-2005 Jul-2006 Apr-2007 Dec-2007 Sep-2008 Daily from 26-Sep-2003 to 26-Sep-2008 Francis Large Cap Biotech Selected Pharma S&P 500 Source: FactSet as of 26-Sep-2008 Note: Large Cap Biotech includes Amgen, Biogen Idec, Celgene, Genzyme and Gilead. Selected Pharma includes Bristol-Myers Squibb, Merck, Novartis, Novo Nordisk and Schering-Plough Review of Selected Financial Analyses 2

Goldman Sachs Comparison of Public Trading Multiples Francis vs. Large Cap Biotech and Large Pharma 2009 P/E Median = 16.9x 28.4 x Median = 10.7x Median = 11.8x 23.2 x 22.7 x 20.8 x 21.3 x 17.7 x 16.9 x 16.2 x 14.6 x 13.5 x 13.5 x 13.0 x 12.7 x 11.8 x 11.8 x 10.5 x 10.9 x 9.1 x 10.9 x 10.4 x 11.0 x 9.0 x 8.1 x 7.4 x Francis Francis Francis (1 Amgen Biogen IdecCelgene Genzyme Gilead Abbott Bristol- Eli Lilly Johnson & Merck Pfizer Schering- Wyeth James AstraZeneca Bayer GSK Merck KGaANovartis Novo Sanofi-(Current) (Offer) Day Prior to Myers Johnson Plough Nordisk Aventis Offer) Squibb 2009 P/E/G Median = 1.0x Median = 1.8x 2.6 x Median = 1.7x 2.5 x 2.5 x 2.2 x 2.3 x 2.0 x 1.8 x 1.8 x 1.7 x 1.7 x 1.7 x 1.5 x 1.5 x 1.4 x 1.5 x 1.3 x 1.2 x 1.2 x 1.0 x 1.0 x 1.0 x 0.8 x 0.9 x 0.9 x Francis Francis Francis (1 Amgen Biogen IdecCelgene Genzyme Gilead Abbott Bristol- Eli Lilly Johnson & Merck Pfizer Schering- Wyeth James AstraZeneca Bayer GSK Merck KGaANovartis Novo Sanofi-(Current) (Offer) Day Prior to Myers Johnson Plough Nordisk Aventis Offer) Squibb Large Cap Biotech U.S. Large Pharma Europe Large Pharma Source: IBES median estimates as of 26-Sep-2008 Review of Selected Financial Analyses 3

Goldman Sachs Next Twelve Months P/E Multiples Francis vs. Selected Comparables Last Five Years Average Multiple As of 2009 P/E 140x 5-Year¹ 3-Year¹ 1-Year¹ 18-Jul-2008 Current Current Francis 44.5x 33.0x 21.9x 21.9x 24.5x 23.2x Amgen 18.9 15.6 12.0 12.1 13.7 13.5 Biogen Idec 25.3 20.2 18.8 17.6 13.4 12.7 120x Celgene 65.9 59.7 41.0 35.9 35.9 28.4 Genzyme 23.9 20.9 18.7 17.7 19.1 16.9 Gilead 29.5 26.5 25.9 23.1 23.7 21.3 100x Multiple 80x P/E NTM 60x 40x 35.9x 24.5x 23.7x 20x 19.1x 13.7x 13.4x 0x Sep-2003 Jun-2004 Feb-2005 Oct-2005 Jun-2006 Mar-2007 Nov-2007 Jul-2008 Daily from 26-Sep-2003 to 26-Sep-2008 Francis Amgen Biogen Idec Celgene Genzyme Gilead 1 Source: FactSet as of 26-Sep-2008 Average multiple excludes period after undisturbed date of 18-Jul-2008. Review of Selected Financial Analyses 4

Goldman Sachs A. Review of Discounted Cash Flow Analysis Review of Discounted Cash Flow Analysis 5

Goldman Sachs Key Assumptions to Francis Management Projections Near-term ? Avastin adjuvant CRC trial (C-08) — Base case: 65% PTS in Q2 2009 — 100% Adjuvant case: 100% PTS for colon, breast and lung indications — Upside case: Q4 ‘08 interim look is positive with positive PTS adjustments to other adjuvant trials — Downside case: Q2 ‘09 trial end is negative with negative PTS adjustments to other adjuvant trials ? Price / reimbursement impacts — Base case assumes 3% annual price increases ? 2015 James commercial agreement expiration — Assumes status quo type of terms — Management expects more favorable market terms than current (modeled separately) ? Tax rate assumptions — Base case assumes off-shore manufacturing tax benefits trend tax-rate to approximately 30% ? FOB Assumptions — Assumptions assume number of entrants, physician acceptance and price discounts by product ? Unnamed product PTS and market opportunity — Assumes large and small molecule NMEs — Launch to Filing PTS of 20% and 11%, respectively — Market opportunity of $1bn per NME indication plus two line extensions Long-term Upside case of $2.3bn total market opportunity Downside case of $500mm total market opportunity Source: Francis management Review of Discounted Cash Flow Analysis 6

Goldman Sachs Review of Francis Annual Long Range Plan Estimates ($ in millions) $30,000 $26,992 2006 LRP $25,210 2005 LRP $25,000 $24,630 Mgmt Plan $22,240 2004 LRP $20,000 millions) $20,666 2007 LRP in $ ( $16,530 $15,000 2003 LRP Estimate $14,467 Sales 2002 LRP . $10,000 . S $10,743 U 2001 LRP $7,666 2000 LRP $5,000 $0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2000 LRP 2001 LRP 2002 LRP 2003 LRP 2004 LRP 2005 LRP 2006 LRP 2007 LRP Management Case Actual Source: Francis management Review of Discounted Cash Flow Analysis 7

Goldman Sachs Francis Forecasted Product Sales Breakdown ($ in millions) Avastin Base Case Rituxan Herceptin Lucentis Other Marketed Named Product Pipeline Unnamed Base Case Non-Product $35,000 $33,192 $31,001 $28,300 $25,965 $25,116 $30,000 $24,872 $24,107 $21,321 $25,000 $19,362 $18,350 $17,460 20,080 4,155 17,152 $16,151 6,397 14,169 $14,852 8,790 $20,000 2,283 11,411 $13,918 587 1,150 2,825 275 2,184 $12,574 102 1,029 1,563 16 547 3,483 $11,287 85 208 $15,000 25 3,812 3,707 4,136 3,943 3,780 3,990 17 4,139 2,814 4,071 1,558 1,638 4,198 3,796 1,230 1,339 1,456 4,485—1,325 4,554 3,250 1,115 1,859 2,696 4,548 1,661 1,676 1,725 1,784 $10,000 2,762 1,110 1,656 1,770 1,290 1,132 967 917 2,599 1,156 1,682 1,977 1,488 881 964 2,369 1,488 2,529 2,476 1,716 2,498 1,999 1,707 735 1,564 2,489 811 683 663 1,283 646 2,426 1,198 1,147 $5,000 2,608 759 1,105 2,584 9,008 725 699 677 7,849 8,249 8,619 8,257 6,484 7,290 6,482 4,665 5,420 5,040 4,574 3,852 4,371 4,205 3,413 $0 (15) (21) (51) (48) (50) (49) (51) (51) (53) (58) (60) (62) (60) (67) 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E ($5,000) Source: Francis management projections Review of Discounted Cash Flow Analysis 8

Goldman Sachs Discounted Cash Flow Analysis of Francis Key Assumptions ? Discounted Cash Flow analysis provides a framework to evaluate the ongoing performance of the business, but should be considered in a broader context of approaches (e.g., comparable transaction and trading multiples) ? Projections from 2009 to 2024 provided by Francis Management as of 01-Aug-2008 and 26-Sept-2008 — Projections by product were provided for Avastin, Rituxan, Herceptin, Lucentis as well as for the pipeline ? Assumes 1,056mm basic shares outstanding, as of 07-Aug-2008 — Current options outstanding included in share count by the treasury stock method — Options schedule provided by Francis management as of 07-Aug-2008 ? Financial Sensitivity Analysis: — Discount rates evaluated using a range of 8.0%—10.0% based on WACC analysis — Terminal value evaluated using perpetuity growth rate method using a range of 2.0%—4.0% Implied P/E terminal multiple also evaluated ? Total debt of $2,475mm as of 30-Jun-2008 per latest public filings ? Assumes capital expenditures of $818mm and depreciation and amortization of $867mm in 2024 terminal year, per Company management ? Assumes tax rate trends from 36% in 2009 to 31% in 2024 terminal year per management forecast ? Assumes cash flows discounted back to 01-Jan-2009 ? Analysis includes impact of: — Future employee stock options expense: Assumes $328mm in after-tax ESO expense in 2009 with a six percent annual growth rate — Changes to James / Francis marketing agreement post 2015 per management guidance on expected market rate terms: “Marked to market” 2015 opt-in value derived from discounting projected product royalties from large and small molecules in the unnamed pipeline beginning in 2016, with a three percent perpetuity growth rate ? Includes several management updates from the 12-Aug-2008 presentation including: — Addition of $788mm in restricted cash, resulting in total cash and equivalents of $7,125mm as of 30-Jun-2008 per latest public filings — Decrease of HERA 2-year interim PTS for Q42008 from 30% to 20% Review of Discounted Cash Flow Analysis 9

Goldman Sachs Summary Management Forecast 2009E – 2015E ($ in millions, except per share data) 2009E—2012E 2009E—2015E 2009E 2010E 2011E 2012E 2013E 2014E 2015E CAGR CAGR Revenues: Avastin Base Case $3,413 $3,852 $4,665 $5,420 $6,484 $7,290 $7,849 16.7% 14.9% Rituxan 2,584 2,608 2,426 2,489 2,498 2,369 1,977 (1.2)% (4.4)% Herceptin 1,564 1,707 1,716 1,682 1,656 1,661 1,676 2.4% 1.2% Lucentis 964 1,156 1,290 1,110 1,115 1,230 1,339 4.8% 5.6% Other Named Products and Pipelin 2,762 3,266 3,821 4,156 4,347 4,683 4,972 14.6% 10.3% Unnamed Base Case—— 16 102 275 587 Non-Product—(15)—(21) (51) (48) (50) Product Sales $11,287 $12,574 $13,918 $14,852 $16,151 $17,460 $18,350 Royalties 2,563 2,653 2,811 2,873 2,966 3,136 2,976 Contract & Other 351 410 638 767 838 879 850 Total Revenue $ 14,201 $ 15,638 $ 17,367 $ 18,491 $ 19,954 $ 21,475 $ 22,176 9.2% 7.7% Cost and Expenses: Cost of Sales $1,546 $1,690 $1,653 $1,693 $1,812 $1,882 $1,802 R&D 2,848 3,142 3,486 3,710 4,003 4,307 4,448 MSG&A 2,166 2,175 2,277 2,427 2,488 2,719 2,923 Profit Sharing 1,352 1,496 1,657 1,695 1,548 1,594 1,513 Total Cost & Exp. $7,911 $8,503 $9,072 $9,524 $9,851 $10,503 $10,685 Operating Income $6,290 $7,135 $8,295 $8,967 $10,104 $10,972 $11,491 12.5% 10.6% EBITDA $6,958 $7,815 $9,017 $9,705 $10,858 $11,748 $12,275 11.7% 9.9% Other Income, Net 281 403 494 525 590 618 797 Earnings (Pre-Tax) $6,571 $7,538 $8,790 $9,492 $10,694 $11,590 $12,288 13.0% 11.0% Taxes 2,367 2,563 2,753 2,873 3,195 3,452 3,652 Net Income $4,204 $4,975 $6,036 $6,619 $7,498 $8,138 $8,636 16.3% 12.7% WASO 1,053 1,022 981 941 898 864 851 EPS $3.99 $4.87 $6.15 $7.04 $8.35 $9.42 $10.15 20.8% 16.8% Growth and Margins Analysis Revenue Growth—10.1% 11.1% 6.5% 7.9% 7.6% 3.3 % R&D as % of Revenue 20.1 20.1 20.1 20.1 20.1 20.1 20.1 MSG&A as % of Revenue 15.3 13.9 13.1 13.1 12.5 12.7 13.2 EBIT Margin 44.3 45.6 47.8 48.5 50.6 51.1 51.8 EBITDA Margin 49.0 50.0 51.9 52.5 54.4 54.7 55.4 EPS Growth—22.0 26.3 14.4 18.6 12.9 7.7 Selected Balance Sheet Metrics Cash & Equivalents ¹ $6,237 $6,448 $6,938 $7,540 $8,089 $11,480 $18,306 Total Debt 2,345 1,656 1,640 1,623 1,603 1,581 556 Selected Cash Flow Metrics Depreciation & Amortization $669 $680 $721 $738 $754 $776 $784 Capital Expenditures (737) (808) (788) (613) (602) (624) (645) (Increase) / Decrease in Working Capital (66) (218) (160) (155) (252) (162) (106) 1 Source: Company management projections as of 26-Sept-2008 Includes short-term investments Review of Discounted Cash Flow Analysis 10

Goldman Sachs Cash Flow Analysis ($ in millions) 2009E—2015E 2015E—2024E 2009E—2024E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E CAGR CAGR CAGR Revenue $14,201 $15,638 $17,367 $18,491 $19,954 $21,475 $22,176 $23,103 $25,154 $27,771 $28,032 $28,469 $29,363 $32,024 $34,543 $37,073 7.7% 5.9% 6.6% Operating Income $6,290 $7,135 $8,295 $8,967 $10,104 $10,972 $11,491 $11,854 $13,114 $14,728 $14,972 $14,597 $14,636 $16,098 $17,357 $19,003 10.6% 5.7% 7.6% Taxes (2,266) (2,426) (2,599) (2,714) (3,019) (3,268) (3,415) (3,538) (3,979) (4,531) (4,453) (4,417) (4,451) (4,990) (5,379) (5,890) Unlevered Net Income $4,024 $4,709 $5,697 $6,253 $7,085 $7,704 $8,076 $8,316 $9,135 $10,197 $10,520 $10,181 $10,185 $11,108 $11,978 $13,114 12.3% 5.5% 8.2% D&A $669 $680 $721 $738 $754 $776 $784 $794 $816 $838 $835 $797 $808 $839 $868 $866 CapEx (737) (808) (788) (613) (602) (624) (645) (702) (671) (758) (869) (820) (826) (879) (888) (817) (Increase) / Decrease (66) (218) (160) (155) (252) (162) (106) (148) (301) (252) (164) (22) (66) (148) (53) (171) in Working Capital Unlevered Free Cash Flow $3,890 $4,363 $5,470 $6,223 $6,985 $7,694 $8,109 $8,259 $8,979 $10,025 $10,322 $10,136 $10,101 $10,920 $11,905 $12,992 13.0% 5.4% 8.4% Tax Rate 36.0% 34.0% 31.3% 30.3% 29.9% 29.8% 29.7% 29.8% 30.3% 30.8% 29.7% 30.3% 30.4% 31.0% 31.0% 31.0% Source: Company management projections as of 26-Sept-2008 Review of Discounted Cash Flow Analysis 11

Goldman Sachs Discounted Cash Flow Analysis of Francis Financial Sensitivities 2024 Terminal Year Enterprise Value Equity Value Per Share Perpetuity Growth Rate Perpetuity Growth Rate # ##### 2.0% 2.5% 3.0% 3.5% 4.0% $ 106.1 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $88,115 $90,707 $93,669 $97,087 $101,074 10.0% $85.98 $88.26 $90.86 $93.87 $97.37 Rate 9.5% 94,890 98,061 101,721 105,990 111,036 Rate 9.5% 91.94 94.72 97.94 101.69 106.13 Discount 9.0% 102,518 106,437 111,010 116,414 122,899 Discount 9.0% 98.64 102.08 106.10 110.86 116.56 8.5% 111,064 115,963 121,753 128,701 137,193 8.5% 106.15 110.46 115.55 121.66 129.13 8.0% 120,461 126,666 134,113 143,214 154,590 8.0% 114.41 119.87 126.42 134.43 144.44 % of Enterprise Value in Terminal Value Implied 2024 P/E1 Perpetuity Growth Rate Perpetuity Growth Rate $ 50.6 2.0% 2.5% 3.0% 3.5% 4.0% $ 13.1 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% 40.9% 42.6% 44.4% 46.4% 48.5% 10.0% 9.7 x 10.4 x 11.2 x 12.2 x 13.2 x Rate 9.5% 43.6 45.4 47.4 49.5 51.8 Rate 9.5% 10.4 11.2 12.1 13.2 14.4 Discount 9.0% 46.5 48.5 50.6 52.9 55.4 Discount 9.0% 11.1 12.0 13.1 14.4 15.9 8.5% 49.8 51.9 54.2 56.6 59.3 8.5% 12.0 13.0 14.3 15.8 17.6 8.0% 53.5 55.8 58.2 60.9 63.8 8.0% 13.0 14.2 15.7 17.6 19.9 Source: Financial projections and scenarios per Francis management as of 01-Aug-2008 and 26-Sept-2008 Note: Includes capitalized ESO expense and “marked to market” 2015 opt-in value. Assumes 1,056mm basic shares outstanding, as of 07-Aug-2008, and net cash of $4,650 million, as of 30-Jun-2008. 1 Assumes cash flows discounted to 01-Jan-2009 P/E as implied by Earnings Before Interest, After-tax Review of Discounted Cash Flow Analysis 12

Goldman Sachs Sum of the Parts Analysis Key Assumptions ? Anaysis for Francis separated into seven components: — Avastin, Rituxan, Herceptin, Lucentis, Other Named Products and Pipeline, Unnamed and Non-Product ? Includes the net present value of capitalized employee stock options expense, “marked to market” 2015 opt-in value and net cash ? Total debt of $2,475mm, total cash and investments of $7,125mm as of 30-Jun-2008 per latest public filings ? By component, depreciation and amortization, capital expenditures and changes in working capital allocated as a percentage of total revenue contribution ? Analysis of terminal value derived using perpetuity growth rates — Terminal growth rate for Unnamed products implied from terminal ranges on other components and total Company terminal ranges ? Assumes tax rate per Francis management for each component Review of Discounted Cash Flow Analysis 13

Goldman Sachs Sum of the Parts Analysis 2024 Terminal Year Value Range 10.0% Discount 8.0% Discount Terminal Value Methodology Avastin $32.39 $40.97 (4.0)% to 0.0% Rituxan 6.25 7.17 (4.0)% to 0.0% Herceptin 10.88 13.05 (4.0)% to 0.0% Lucentis 6.01 7.36 (4.0)% to 0.0% Other Named Products and Pipeline 18.34 27.16 (1.0)% to 1.0% Unnamed 29.87 83.17 4.0% to 5.2% Non-Product (16.39) (28.11) 2.0% to 4.0% Capitalized ESO Expense (7.85) (15.27) “Marked to Market” 2015 Opt-In Value 2.17 4.73 Net Cash 4.31 4.22 Total $85.98 $144.44 Whole-Co DCF Value $85.98 $144.44 2.0% to 4.0% Current Price (as of 26-Sep-2008) $91.19 Source: Francis financials per Francis management Note: Assumes 1,056mm basic shares outstanding plus dilution from options as of 07-Aug-2008, per Francis management. Assumes total debt of $2,475mm, total cash and investments of $7,125mm as of 30-Jun-2008 per latest public filings. Terminal growth rate for Unnamed products implied from terminal ranges on other components and total Company terminal ranges Review of Discounted Cash Flow Analysis 14

Goldman Sachs Terminal Value Free Cash Flow Analysis 2024 vs 2018 Terminal Year Methodology Considerations ($ in millions) 2024 Terminal Year $ $30,000 225,000 Illustrative 9.0% discount rate, 3.0% perpetuity growth rate $27,992 $223,022 $25,000 $7,050 $20,000 $15,000 $12,992 $11,905 $10,920 $10,025 $10,322 $10,136 $10,101 $8,259 $8,979 $10,000 $7,694 $8,109 $6,985 $56,172 $6,223 $3,890 $4,363 $5,470 $4,224 $4,408 $4,540 $4,588 $4,436 $4,145 $4,134 $4,235 $4,000 $5,000 $3,604 $3,295 $3,268 $3,268 $3,272 $3,569 $3,673 $0 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2018 Terminal Year $ $30,000 220,000 $22,992 $182,001 A 2018 horizon requires ~0.3% greater perpetuity $9,712 $25,000 growth to equate to 2024 horizon $172,104 $20,000 $15,000 $76,879 $10,025 $8,259 $8,979 $72,699 $10,000 $7,694 $8,109 $6,223 $6,985 $5,470 $3,890 $4,363 $4,224 $4,408 $4,540 $4,588 $4,436 $4,145 $4,134 $4,235 $5,000 $3,569 $3,673 $0 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E Free Cash Flow Present Value of Free Cash Flow Source: Per Francis management Note: Assumes 3.0% perpetuity growth rate and 9.0% discount rate Review of Discounted Cash Flow Analysis 15

Goldman Sachs Comparison of Selected Comparable Companies Selected Biotech ($ in millions, except per share data) Price as of 52-Week Diluted Diluted Long-Term EV / LTM P/E P/E to Growth 26-Sep-2008 High Market Cap Enterprise Value EPS Growth Sales 2008E 2009E 2008E 2009E Francis $91.19 92.3% $99,047 $95,049 15.0% 8.0 x 26.4 x 23.2 x 1.8 x 1.5 x 1—Month Average 94.85 92.3 103,253 99,255 15.0 8.3 27.4 24.2 1.8 1.6 3—Month Average 91.08 92.3 98,918 94,920 15.0 7.9 26.3 23.2 1.8 1.5 Selected Biotech¹ Amgen $60.67 92.1% $64,191 $66,721 9.1% 4.5 x 13.8 x 13.5 x 1.5 x 1.5 x Biogen Idec 49.77 60.3 14,446 13,999 12.5 3.2 14.1 12.7 1.1 1.0 Celgene 66.27 86.1 33,593 31,363 37.5 19.9 42.8 28.4 1.1 0.8 Genzyme 81.16 97.5 23,571 22,241 18.0 5.5 20.6 16.9 1.1 0.9 Gilead 48.64 85.2 47,150 45,982 17.0 10.3 24.8 21.3 1.5 1.3 High 97.5% $64,191 $66,721 37.5% 19.9 x 42.8 x 28.4 x 1.5 x 1.5 x Mean 84.2 36,590 36,061 18.8 8.7 23.2 18.6 1.3 1.1 Median 86.1 33,593 31,363 17.0 5.5 20.6 16.9 1.1 1.0 Low 60.3 14,446 13,999 9.1 3.2 13.8 12.7 1.1 0.8 1 Source: Latest publicly available financial statements, IBES median estimates and Wall Street research as of 26-Sep-2008 Selected Biotech includes profitable companies with Market Cap >$10bn. Review of Discounted Cash Flow Analysis 16

Goldman Sachs Comparison of Selected Comparable Companies Large Pharma ($ in millions, except per share data) Price as of 52-Week Diluted Diluted Long-Term EV / LTM P/E P/E to Growth 26-Sep-2008 High Market Cap Enterprise Value EPS Growth Sales 2008E 2009E 2008E 2009E Francis $91.19 92.3% $99,047 $95,049 15.0% 8.0 x 26.4 x 23.2 x 1.8 x 1.5 x 1—Month Average 94.85 92.3 103,253 99,255 15.0 8.3 27.4 24.2 1.8 1.6 3—Month Average 91.08 92.3 98,918 94,920 15.0 7.9 26.3 23.2 1.8 1.5 Large Pharma James $161.86 80.6% $140,265 $135,002 7.8% 2.7 x 15.2 x 13.5 x 1.9 x 1.7 x Abbott 59.40 98.2 93,146 142,359 13.0 5.3 18.1 16.2 1.4 1.2 AstraZeneca 46.40 91.0 67,192 118,718 4.0 3.9 9.5 9.0 2.4 2.2 Bayer 78.34 82.1 59,875 135,218 7.1 2.8 13.1 11.8 1.9 1.7 Bristol-Myers Squibb 20.82 69.2 41,232 84,663 11.3 4.2 12.6 10.5 1.1 0.9 Eli Lilly 46.82 78.7 53,232 92,146 5.5 4.8 11.9 10.9 2.2 2.0 GSK 22.49 88.1 115,997 127,695 5.1 3.1 12.2 11.8 2.4 2.3 Johnson & Johnson 69.40 96.1 197,119 197,213 8.2 3.2 15.4 14.6 1.9 1.8 Merck 32.12 52.9 68,816 66,476 5.0 2.7 9.7 9.1 1.9 1.8 Merck KGaA 111.47 82.3 24,233 83,449 10.6 7.9 12.2 11.0 1.2 1.0 Novartis 54.72 90.9 123,945 169,595 7.6 4.1 14.6 13.0 1.9 1.7 Novo Nordisk 55.80 81.0 34,867 41,481 14.2 5.0 19.2 17.7 1.3 1.2 Pfizer 18.66 72.9 125,787 154,262 3.0 3.2 7.9 7.4 2.6 2.5 Sanofi-Aventis 68.25 70.2 89,153 95,568 3.3 2.3 8.8 8.1 2.7 2.5 Schering-Plough 18.49 56.1 30,066 79,568 11.0 5.5 11.6 10.9 1.1 1.0 Wyeth 38.48 77.8 51,328 89,872 4.0 4.0 10.9 10.4 2.7 2.6 High 98.2% $197,119 $197,213 14.2% 7.9 x 19.2 x 17.7 x 2.7 x 2.6 x Mean 79.3 82,266 113,330 7.5 4.1 12.7 11.6 1.9 1.8 Median 80.8 68,004 107,143 7.3 3.9 12.2 10.9 1.9 1.8 Low 52.9 24,233 41,481 3.0 2.3 7.9 7.4 1.1 0.9 Source: Latest publicly available financial statements, IBES median estimates and Wall Street research as of 26-Sep-2008 Review of Discounted Cash Flow Analysis 17

Goldman Sachs Present Value of Future Stock Price Analysis Management Case, Adjusted for Share Repurchases at One Year Forward at 21.0x P/E1 Future Stock Price (Undiscounted) Present Value at 9.0% Cost of Equity 18.0x 21.0x 24.0x 18.0x 21.0x 24.0x $160 $160 $144.59 $126.52 $115.81 $121.70 $120 $120 $108.44 $106.25 $101.33 $106.49 $95.63 $95.63 $92.96 $91.27 $80 $83.68 $86.86 $80 $83.68 $79.68 $71.73 $71.73 $40 $40 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E EPS (Calculated) $ 3.98 $ 4.83 $ 6.02 IBES $ 3.93 $ 4.47 $ 4.94² Source: Francis management projections and IBES 1 Assumes cash of $3.9bn, $5.0bn and $6.7bn for 2009E-2011E, respectively, used to repurchase shares based on management projections. Price of share repurchase assumed to be 21.0x one year 2 forward EPS per Management Case ($102.26, $129.17 and $147.78 for 2009E-2011E, respectively). 2011E IBES mean based on selected composite from Wall Street research. Review of Discounted Cash Flow Analysis 18

Goldman Sachs B. Review of Long-Term R&D Impact Review of Long-Term R&D Impact 19

Goldman Sachs Unnamed Pipeline Assumptions Base Case, Upside Case and Downside Case ($ in millions) ? Unnamed pipeline consists of large molecule and small molecule NMEs — Large molecule NMEs trend toward approximately four per year to enter pipeline On average, $1bn peak sales (including line extension opportunities) PTS of 20% from early development to launch for the initial indication — Small molecule NMEs comprise approximately 50+% of the remaining unnamed pipeline On average, $1bn peak sales (including line extension opportunities) PTS of 11% from early development to launch for the initial indication ? Upside assumptions: — One in five future molecules added to the portfolio to have an Avastin like sales potential (on average, $2.3bn peak sales) — Approximately 13% higher marketing and sales costs — Incremental R&D expenditure for each lead or line extension consistent with base case — PTS remains the same as the base case — 42% higher product sales and 12% higher royalties in 2024E ? Downside assumptions: — Reduced overall market opportunity to $500mm for each product — Approximately 25% lower marketing and sales costs; R&D spend remains unchanged — PTS remains the same as the base case — 39% lower product sales and 24% lower royalties in 2024E Unnamed Pipeline PTS Adjusted Total Revenue: 2008E – 2024E $35,000 Cumulative Total % Above / (Below) Base Case Upside Case Downside Case Revenue Base Case $28,000 Base Case $99,052 -Upside Case $123,209 24.4% Downside Case $71,694 (27.6)% $21,000 $14,000 $7,000 $- 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E Source: Francis management projections Review of Long-Term R&D Impact 20

Goldman Sachs Base Case NME Detailed Assumptions ? Key assumptions in the Unnamed Pipeline are: 1) Number of NMEs produced per year 2) Average peak sales assumption 3) PTS adjustment NME NME (Large Molecule) (Small Molecule) LE2 (Phase II) LE3 (Phase III) Peak Sales (Year 5) $500mm $500mm $250mm $250mm NME:LE Ratio 1:3 unadjusted and 1:2 adjusted ($1bn peak sales per NME) Blended Dev Time¹ 111 months 96 months 84 months 60 months (9.25 years) (8 years) (7 years) (5 years) Blended Dev Cost¹ $230mm $206mm $112mm $52mm Post-Marketing 12% (NME) or 5% (LE) of sales at launch. PM cost steadily decreases to 2% at L+6 Launch PTS¹ 20% 11% 32% 63% Commercial Costs (BM% at Peak) 87% 94% U.S. Collaborator 20% of molecules have 10% Royalty Expense and Milestone payments of $65mm for NME, $22mm for LE2 and $19mm for LE3. James royalty income is unchanged at 12.5% James Spend % of Francis Spend 60% 1 Source: Francis management projections From early development (ED Go) through filing for approval. Review of Long-Term R&D Impact 21

Goldman Sachs NME Productivity Assumptions Base Case IND Filings 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 LM NME 9.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 4.0 SM NME 2.0 2.5 2.5 3.5 3.5 4.5 5.5 5.5 5.5 6.5 6.5 6.5 7.5 7.5 7.5 7.5 Total 11.0 6.5 6.5 7.5 7.5 8.5 9.5 9.5 9.5 10.5 10.5 10.5 11.5 11.5 11.5 11.5 NME Launches 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LM NME 0.2 0.7 0.5 0.6 0.5 1.3 0.7 2.8 1.4 1.1 1.1 1.1 1.1 1.1 1.1 1.1 SM NME 0.0 0.3 0.0 0.4 0.3 0.2 0.5 0.5 0.5 0.6 0.6 0.8 1.0 1.0 1.0 1.2 Total 0.2 1.1 0.5 1.0 0.8 1.5 1.2 3.2 1.9 1.8 1.8 2.0 2.1 2.1 2.1 2.3 Benchmark NME Launches 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD Francis 0 1 1 0 2 2 0 1 0 0 GSK 3 1 1 0 0 0 1 0 2 0 Pfizer 3 1 2 2 1 1 0 2 1 0 J&J 0 0 0 0 0 0 0 0 1 0 Merck 1 0 2 0 1 0 0 2 1 0 Bristol Myers 2 0 0 0 1 0 2 1 1 0 Novartis 0 3 4 1 0 1 1 0 2 0 Total (w/o Francis) 9 5 9 3 3 2 4 5 8 0 Average (w/o Francis) 1.5 0.8 1.5 0.5 0.5 0.3 0.7 0.8 1.3 0 Source: Francis management and U.S. Food and Drug Administration Center for Drug Evaluation and Research; 2008 YTD through 31-Jul-2008 Note: Benchmark NME launches are pro forma for the following business combinations: Pharmacia/Pfizer, Glaxo/SmithKline Beecham, Merck Research Labs included in Merck Review of Long-Term R&D Impact 22

Goldman Sachs Unnamed Products Case Discounted Cash Flow Analysis Base Case, Upside Case and Downside Case 2024 Terminal Year Unnamed Product Impact on Whole-Co. – Equity Value Per Share Downside Case Base Case Upside Case Perpetuity Growth Rate Perpetuity Growth Rate Perpetuity Growth Rate $ 86.6 2.0% 2.5% 3.0% 3.5% 4.0% $ 106.1 2.0% 2.5% 3.0% 3.5% 4.0% $ 118.5 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $72.35 $73.94 $75.76 $77.86 $80.25 10.0% $85.98 $88.26 $90.86 $93.87 $97.37 10.0% $94.10 $96.91 $100.12 $103.82 $108.14 Rate 9.5% 76.75 78.68 80.87 83.42 86.40 Rate 9.5% 91.94 94.72 97.94 101.69 106.13 Rate 9.5% 101.20 104.64 108.60 113.23 118.69 Discount 9.0% 81.51 83.85 86.55 89.74 93.55 Discount 9.0% 98.64 102.08 106.10 110.86 116.56 Discount 9.0% 109.27 113.51 118.47 124.32 131.35 8.5% 86.64 89.52 92.93 97.02 102.03 8.5% 106.15 110.46 115.55 121.66 129.13 8.5% 118.41 123.72 129.99 137.52 146.73 8.0% 91.99 95.64 100.03 105.39 112.09 8.0% 114.41 119.87 126.42 134.43 144.44 8.0% 128.63 135.36 143.43 153.30 165.63 Incremental Impact on Whole-Co. – Equity Value Per Share Downside Case Upside Case Perpetuity Growth Rate Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% ($13.63) ($14.32) ($15.10) ($16.01) ($17.12) 10.0% $8.12 $8.65 $9.25 $9.95 $10.76 Rate 9.5% (15.19) (16.04) (17.07) (18.28) (19.73) Rate 9.5% 9.27 9.92 10.66 11.54 12.57 Discount 9.0% (17.13) (18.23) (19.55) (21.12) (23.00) Discount 9.0% 10.63 11.43 12.36 13.47 14.79 8.5% (19.52) (20.94) (22.62) (24.64) (27.10) 8.5% 12.26 13.26 14.44 15.86 17.60 8.0% (22.43) (24.23) (26.39) (29.04) (32.34) 8.0% 14.22 15.49 17.01 18.87 21.19 Source: Francis management projections Review of Long-Term R&D Impact 23

Goldman Sachs C. Review of Avastin Analysis Review of Avastin Analysis 24

Goldman Sachs Avastin C-08 Assumptions Base Case, 100% Adjuvant Case, C-08 Upside Case and C-08 Downside Case ($ in millions) ? Base Case: — 65% for PTS for adjuvant colon cancer trial (C-08) in Q2 2009 — Most important additional Avastin indications of adjuvant breast and adjuvant lung cancer at 50% PTS — Implies overall adjusted Avastin revenues trend to ~65% of unadjusted Avastin revenues in 2015+ timeframe — 3.0% annual price increase beginning in 2016 ? 100% Adjuvant Case: 100% PTS for colon, breast and lung indications ? C-08 Upside Case: — Early positive C-08 results in Q4 2008 resulting in 17% higher sales than base case for Avastin overall in 2017E — Increased PTS for adjuvant lung and adjuvant breast to 70% — Implies overall adjusted Avastin revenues trend to ~77% of unadjusted Avastin revenues in 2015+ timeframe ? C-08 Downside Case: — Negative C-08 results by Q2 2009 resulting in 29% lower sales than base case for Avastin overall in 2017E — Removes adjuvant CRC revenue from base case — Decreased PTS assumptions for adjuvant breast and adjuvant lung indications in development to 10% — Implies overall adjusted Avastin revenues trend to ~45% of unadjusted Avastin revenues in 2015+ timeframe Avastin PTS Adjusted Total Revenue: 2008E – 2024E $18,000 Cumulative Total % Above / (Below) Base Base Case 100% Adjuvant Case Upside Case Downside Case Revenue Case $15,000 Base Case $112,115 -100% Adjuvant Case $146,087 30.3% $12,000 Upside Case $130,297 16.2% Downside Case $83,874 (25.2)% $9,000 $6,000 $3,000 $- 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E Source: Francis management projections Review of Avastin Analysis 25

Goldman Sachs Positive Early Adjuvant ($ in billions) $30.0 $26.9 $27.4 $27.1 $25.0 $23.9 $21.7 $20.4 $20.0 $19.2 $17.4 $15.4 billions) $15.0 $14.2 in $12.6 $ $11.0 ( $10.0 $5.0 $0.0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Avastin aNSCLC $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.1 $0.3 $0.6 $0.8 $0.9 $0.7 Avastin aBC $0.0 $0.1 $0.3 $1.0 $2.3 $3.2 $3.8 $4.1 $4.3 $4.5 $4.1 $3.3 Avastin aCRC $0.3 $0.8 $1.2 $1.3 $1.4 $1.4 $1.4 $1.4 $1.4 $1.4 $1.3 $1.1 All Products excld. Adjuvant $10.7 $11.7 $12.7 $13.1 $13.7 $14.6 $15.1 $15.9 $17.6 $20.2 $21.2 $22.0 Source: Francis management projections Review of Avastin Analysis 26

Goldman Sachs Avastin Worldwide Sales & Industry Comparison ($ in billions) $200 $200 2017: Peak Avastin Sales $21bn 22% $96bn Oncology Market 2% Total Pharma Market 1.6x Lipitor 2006 sales of $13bn $150 $150 billions) $100 $100 in$ ( $50 $50 $0 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Avastin ex-US Sales $3 $3 $4 $5 $6 $8 $9 $10 $10 $8 $7 $6 $6 $5 – –Avastin US Sales $3 $4 $5 $6 $8 $9 $10 $11 $11 $12 $11 $9 $7 $6 $6 $6 Total Oncology $56 $61 $65 $70 $75 $79 $85 $90 $96 $103 $110 $117 $125 $134 $143 $152 Total Pharma $725 $765 $806 $832 $860 $894 $930 $967 $1,005 $1,045 $1,087 $1,130 $1,175 $1,222 $1,270 $1,321 Source: Francis management projections Note: Avastin sales are 100% adjuvant case. Market data is from Evaluate Health (2009-2014). Post 2014 is grown via 4-year CAGR 2010-2014. Peak sales sourced from Forbes Review of Avastin Analysis 27

Goldman Sachs Avastin Case Discounted Cash Flow Analysis Base Case, C-08 Upside Case and C-08 Downside Case 2024 Terminal Year Avastin Impact on Whole-Co. – Equity Value Per Share C-08 Downside Case Base Case C-08 Upside Case Perpetuity Growth Rate Perpetuity Growth Rate Perpetuity Growth Rate $ 95.0 2.0% 2.5% 3.0% 3.5% 4.0% $ 106.1 2.0% 2.5% 3.0% 3.5% 4.0% $ 113.0 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $76.61 $78.79 $81.22 $84.03 $87.27 10.0% $85.98 $88.26 $90.86 $93.87 $97.37 10.0% $91.75 $94.13 $96.84 $99.97 $103.63 Rate 9.5% 82.05 84.65 87.62 91.09 95.18 Rate 9.5% 91.94 94.72 97.94 101.69 106.13 Rate 9.5% 98.07 100.97 104.33 108.24 112.87 Discount 9.0% 88.07 91.25 94.96 99.35 104.61 Discount 9.0% 98.64 102.08 106.10 110.86 116.56 Discount 9.0% 105.18 108.78 112.97 117.93 123.88 8.5% 94.77 98.75 103.45 109.09 115.98 8.5% 106.15 110.46 115.55 121.66 129.13 8.5% 113.16 117.66 122.97 129.34 137.13 8.0% 102.09 107.13 113.18 120.57 129.80 8.0% 114.41 119.87 126.42 134.43 144.44 8.0% 121.96 127.66 134.49 142.84 153.28 Incremental Impact on Whole-Co. – Equity Value Per Share C-08 Downside Case C-08 Upside Case Perpetuity Growth Rate Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% ($9.37) ($9.47) ($9.64) ($9.83) ($10.10) 10.0% $5.77 $5.87 $5.98 $6.11 $6.26 Rate 9.5% (9.88) (10.07) (10.32) (10.60) (10.94) Rate 9.5% 6.13 6.25 6.39 6.55 6.74 Discount 9.0% (10.57) (10.83) (11.14) (11.51) (11.95) Discount 9.0% 6.54 6.69 6.87 7.07 7.32 8.5% (11.38) (11.71) (12.11) (12.58) (13.15) 8.5% 7.01 7.20 7.42 7.68 8.00 8.0% (12.32) (12.74) (13.25) (13.86) (14.63) 8.0% 7.55 7.78 8.07 8.41 8.84 Source: Francis management projections Review of Avastin Analysis 28

Goldman Sachs Avastin Case Discounted Cash Flow Analysis Base Case, 100% Adjuvant Case and C-08 Upside Case 2024 Terminal Year Avastin Impact on Whole-Co. – Equity Value Per Share C-08 Upside Case Base Case 100% Adjuvant Case Perpetuity Growth Rate Perpetuity Growth Rate Perpetuity Growth Rate $ 113.0 2.0% 2.5% 3.0% 3.5% 4.0% $ 106.1 2.0% 2.5% 3.0% 3.5% 4.0% $ 119.3 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $91.75 $94.13 $96.84 $99.97 $103.63 10.0% $85.98 $88.26 $90.86 $93.87 $97.37 10.0% $96.98 $99.45 $102.27 $105.53 $109.33 Rate 9.5% 98.07 100.97 104.33 108.24 112.87 Rate 9.5% 91.94 94.72 97.94 101.69 106.13 Rate 9.5% 103.66 106.68 110.17 114.24 119.05 Discount 9.0% 105.18 108.78 112.97 117.93 123.88 Discount 9.0% 98.64 102.08 106.10 110.86 116.56 Discount 9.0% 111.18 114.92 119.28 124.43 130.61 8.5% 113.16 117.66 122.97 129.34 137.13 8.5% 106.15 110.46 115.55 121.66 129.13 8.5% 119.62 124.29 129.81 136.44 144.54 8.0% 121.96 127.66 134.49 142.84 153.28 8.0% 114.41 119.87 126.42 134.43 144.44 8.0% 128.95 134.87 141.97 150.65 161.51 Incremental Impact on Whole-Co. – Equity Value Per Share C-08 Upside Case 100% Adjuvant Case Perpetuity Growth Rate Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $5.77 $5.87 $5.98 $6.11 $6.26 10.0% $11.00 $11.19 $11.41 $11.66 $11.96 Rate 9.5% 6.13 6.25 6.39 6.55 6.74 Rate 9.5% 11.72 11.96 12.23 12.55 12.92 Discount 9.0% 6.54 6.69 6.87 7.07 7.32 Discount 9.0% 12.54 12.83 13.17 13.57 14.05 8.5% 7.01 7.20 7.42 7.68 8.00 8.5% 13.47 13.83 14.26 14.78 15.41 8.0% 7.55 7.78 8.07 8.41 8.84 8.0% 14.54 15.00 15.55 16.22 17.07 Source: Francis management projections Review of Avastin Analysis 29

Goldman Sachs Present Value of Future Stock Price Analysis 100% Adjuvant Case, Adjusted for Share Repurchases at One Year Forward at 21.0x P/E1 Future Stock Price (Undiscounted) Present Value at 9.0% Cost of Equity 18.0x 21.0x 24.0x 18.0x 21.0x 24.0x $156.29 $160 $160 $136.75 $123.42 $131.54 $117.21 $120 $120 $113.23 $115.10 $98.38 $107.99 $98.38 $99.07 $98.66 $92.56 $80 $86.08 $80 $86.08 $84.92 $73.78 $73.78 $40 $40 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E EPS (Calculated) $ 4.10 $ 5.14 $ 6.51 IBES $ 3.93 $ 4.47 $ 4.94² Source: Francis management projections and IBES 1 Assumes cash of $3.9bn, $5.0bn and $6.7bn for 2009E-2011E, respectively, used to repurchase shares based on management projections. Price of share repurchase assumed to be 21.0x one year 2 forward EPS per Management Case ($109.59, $141.08 and $165.11 for 2009E-2011E, respectively). 2011E IBES mean based on selected composite from Wall Street research. Review of Avastin Analysis 30

Goldman Sachs II. Selected Updates to Transaction-Related Financial Analysis Selected Updates to Transaction-Related Financial Analysis 31

Goldman Sachs Inter-Company Loan and Tax Commentary From KPMG and E&Y ? Tax rates may vary depending on the location of a company’s residence — James is believed to have historically used a financing subsidiary in the Netherlands for inter-company financing ? A Dutch company for a major multinational group can expect a tax rate of around 1% ? A Swiss company can expect a statutory tax rate (including federal, cantonal and communal) of around 24% — The ordinary effective tax rates for companies on profit before tax vary between 12.7% and 26%, depending on the canton and community in which the company resides For Swiss resident companies, the taxable income is the annual worldwide income, excluding income from foreign permanent establishments A Swiss company may offset losses incurred in a foreign permanent establishment against income generated in Switzerland to the extent that the losses are not taken into consideration in the country where the permanent establishment in located ? To conclude that long-term debt is of an arm’s length nature of long-term debt, a tax advisor such as E&Y or KPMG could be expected to perform the following analysis before making their determination — Credit rating assessment (including various company, industry and financial analyses) — Interest Rate Benchmarking — Debt structuring and sensitivity analysis Source: Per KPMG’s “Swiss Corporate Income Tax System” in December 2007 Selected Updates to Transaction-Related Financial Analysis 32

Goldman Sachs Illustrative Leverage Analysis for Standalone Francis ($ in millions) Amount of New Debt ($mm) $10,000 $20,000 $30,000 $40,000 $50,000 2009E Standalone Credit Profile ($mm) EBITDA $6,958 $6,958 $6,958 $6,958 $6,958 CapEx 737 737 737 737 737 Total Debt $12,345 $22,345 $32,345 $42,345 $52,345 Total Debt / EBITDA 1.8 x 3.2 x 4.6 x 6.1 x 7.5 x Total Debt / (EBITDA—CapEx) 2.0 3.6 5.2 6.8 8.4 Net Debt $2,052 $12,752 $23,452 $34,152 $44,852 Net Debt / EBITDA 0.3 x 1.8 x 3.4 x 4.9 x 6.4 x Net Debt / (EBITDA—CapEx) 0.3 2.0 3.8 5.5 7.2 Total Cash $10,293 $9,593 $8,893 $8,193 $7,493 2010E Standalone Credit Profile ($mm) EBITDA $7,815 $7,815 $7,815 $7,815 $7,815 CapEx 808 808 808 808 808 Total Debt $12,345 $22,345 $32,345 $42,345 $52,345 Total Debt / EBITDA 1.6 x 2.9 x 4.1 x 5.4 x 6.7 x Total Debt / (EBITDA—CapEx) 1.8 3.2 4.6 6.0 7.5 Net Debt ($1,653) $9,761 $21,175 $32,589 $44,003 Net Debt / EBITDA (0.2)x 1.2 x 2.7 x 4.2 x 5.6 x Net Debt / (EBITDA—CapEx) (0.2) 1.4 3.0 4.7 6.3 Total Cash $13,998 $12,584 $11,170 $9,756 $8,342 Preliminary Long-term Credit Rating A+ / A2 A- / Baa1 BBB- / Baa3 BB / Ba2 B+ / B1 Potential Notch Downgrade ¹ 1 / 1 3 / 3 6 / 5 8 / 7 10 / 9 Preliminary Short-term Credit Rating A-1 / P-1 A-2 / P-2 A-3 / P-3 B / NP B / NP Source: Francis management projections 1 Note: Assumes no debt paydown, 7.0% interest rate and 2.0% opportunity cost of cash Assumes current S&P / Moody’s long-term rating of AA- / A1, as of 24-Sep-2008. Selected Updates to Transaction-Related Financial Analysis 33

Goldman Sachs Illustrative Benefits Related to Inter-Company Loan Potential Inter-Company Loan Benefit ? James Swiss parent raises debt in non-U.S. jurisdictions ? James parent loans proceeds to its U.S. subsidiary at an arm’s-length rate (e.g., 8%) to fund the buyout consideration (the “inter-company loan”) ? The inter-company loan creates tax deductions in the U.S. which enhances after-tax cash flow from Francis’ operations — Interest on inter-company loan is generally deductible for U.S. tax purposes provided aggregate interest expense does not exceed 50% of taxable EBITDA — Interest payments should not be subject to U.S. withholding tax under U.S.-Swiss tax treaty ? Need to determine whether and at what rate the interest income would be taxable in Switzerland — Generally, Swiss companies would be subject to tax on interest income at 25% tax rate, although there may be structures to reduce tax liability in Switzerland ? Illustrative tax shield assuming $30 billion in new debt: — ($30bn debt * 8% interest rate * 39% marginal tax rate) = $936mm annual benefit — If Swiss tax rate on interest income is 25%, net tax savings of $336mm; net benefit even greater if interest income is subject to even lower tax rate in Switzerland or the Netherlands NPV Benefit of Inter-Company Loan NPV Benefit of Inter-Company Loan Per Minority Share at Various Swiss Tax Rates at Various Swiss Tax Rates Inter-Company Loan Amount ($bn) Inter-Company Loan Amount ($bn) $ 15.6 $10.0 $20.0 $30.0 $40.0 $50.0 $ 33.3 $10.0 $20.0 $30.0 $40.0 $50.0 25% $1.2 $2.5 $3.7 $5.0 $6.2 25% $2.66 $5.31 $7.97 $10.62 $13.28 Rate 20% 1.7 3.4 5.1 6.8 8.4 Rate 20% 3.60 7.21 10.81 14.41 18.02 Tax 15% 2.1 4.3 6.4 8.5 10.7Tax 15% 4.55 9.10 13.65 18.21 22.76 10% 2.6 5.2 7.7 10.3 12.9 10% 5.50 11.00 16.50 22.00 27.50 Swiss 5% 3.0 6.0 9.1 12.1 15.1 Swiss 5% 6.45 12.90 19.34 25.79 32.24 0% 3.5 6.9 10.4 13.9 17.3 0% 7.40 14.79 22.19 29.58 36.98 Note: Per share benefit to minority holders based on 44.4% minority holding of 1,055,649,792 basic shares outstanding as of 31-Jul-2008. Assumes 9.0% cost of capital. Assumes James will not pay down transaction debt and U.S. marginal tax rate of 39%. EPS benefit to James based on 1.08 CHF : USD exchange rate and 862.6 million James shares outstanding Selected Updates to Transaction-Related Financial Analysis 34

Goldman Sachs Additional Sources of Transaction Value Potential Tax Benefits Related to Longer-Term Tax Offshoring ? Over time James may be able to offshore Francis IP to achieve a lower overall tax rate — Immediate movement of IP offshore would generate a large one-time tax bill ? In addition, due to global operations, James may be able to accelerate and/or maintain offshore manufacturing tax benefits for a longer period ? The long term benefit of a tax rate that approximates James’ current tax rate could contribute significant long-term value ? The table below shows the net value that could be created by trending to a 26% terminal year tax rate vs. a 31% tax rate Present Value of Longer-term Tax Offshoring Per Minority Share Perpetuity Growth Rate 2.0% 2.5% 3.0% 3.5% 4.0% 10.0% $4.52 $4.89 $5.33 $5.82 $6.41 Rate 9.5% 5.34 5.80 6.34 6.96 7.70 Discount 9.0% 6.32 6.90 7.56 8.35 9.30 8.5% 7.50 8.21 9.06 10.07 11.31 8.0% 8.91 9.82 10.91 12.24 13.90 Note: Per share benefit to minority holders based on 44.4% minority holding of 1,055,649,792 basic shares outstanding as of 31-Jul-2008. Assumes James will not pay down transaction debt. Potential tax withholding related to interest income to parent entity is not included in analysis. Selected Updates to Transaction-Related Financial Analysis 35

Goldman Sachs Synergy Levels in Precedent Pharmaceutical Transactions ($ in millions) Total Cost Savings as a % of Prior Year Combined Total Announced Announced Transactions Transaction Type Cost Savings ($) Pharma Sales R&D + SG&A James / Francis Acquisition $750—$850 2.1%—2.5% 3.0%—3.4% UCB / Schwarz Acquisition 382 10.8 17.5 AstraZeneca / MedImmune Acquisition 500 1.8 3.3 Roche / Syntex Acquisition 825 10.6 21.4 Glaxo / Wellcome Acquisition 1,165 9.4 19.9 Ciba-Geigy / Sandoz Merger of Equals 1,500 7.8 17.7 Pfizer / Warner-Lambert1 Acquisition 1,700 8.1 14.5 Astra / Zeneca Merger of Equals 1,900 8.5 14.1 Pharmacia / Upjohn Merger of Equals 500 6.7 13.5 Glaxo / SmithKline Merger of Equals 1,700 8.1 13.0 AHP / Monsanto Merger of Equals 1,400 6.2 12.9 Sanofi-Synthelabo / Aventis Acquisition 1,940 6.1 12.5 Pfizer / Pharmacia Acquisition 2,500 6.8 11.0 Monsanto / Pharmacia & Upjohn Merger of Equals 600 5.7 9.4 AHP / Warner-Lambert2 Merger of Equals 1,200 6.9 9.1 High 10.8% 21.4% Mean 7.6 14.1 Median 7.4 13.3 Low 1.8 3.3 Source: 1 Publicly available information 2 Represents percentages based on Pharma businesses only. Adjusts for Warner-Lambert’s consumer and confectionary businesses and Pfizer’s animal health and consumer businesses. Deal withdrawn. Selected Updates to Transaction-Related Financial Analysis 36

Goldman Sachs Additional Sources of Transaction Value Synergy Benefits ? James has messaged $750—$850mm in synergies — Precedent transactions indicate synergies could be substantially larger EPS Impact to James ? The incremental impact of each incremental $100mm of pre-tax synergies is an annual CHF 0.08 per share to James EPS (0.6% of James 2009E EPS) Present Value of Synergies ? Synergies benefit is attributable to the minority shareholders (469mm shares) Present Value of Synergies Present Value of Synergies Per Minority Share Annual Savings Annual Savings 4798.41 $750 $850 $1,500 10.2375 $750 $850 $1,500 Capital 10.0% $4,798 $5,438 $9,597 Capital 10.0% $10.24 $11.60 $20.48 of of 9.0% 5,332 6,042 10,663 9.0% 11.38 12.89 22.75 Cost Cost 8.0% 5,998 6,798 11,996 8.0% 12.80 14.50 25.59 Note: Per share benefit based on 44.4% minority holding of 1,056 million basic shares outstanding as of 31-Jul-2008. Synergies taxed at Francis tax rate of approximately 36.0%. EPS benefit to James based on 1.08 CHF : USD exchange rate and 862.6 million James shares outstanding. Percentage change to James EPS based on 2009E Wall Street EPS of CHF 13.22. Selected Updates to Transaction-Related Financial Analysis 37

Goldman Sachs III. Financial Analysis Summary Financial Analysis Summary 38

Goldman Sachs Illustrative Review of Financial Analysis Sensitivity Analysis Item Methodology Equity Value Per Diluted Share $106 Range of 8% to 10% discount rate and 2% to 4% perpetuity Base Case growth rate ($20) +$38 Scenarios¹ 100% Adjuvant 100% PTS in colon, breast and lung indications +$13 70% PTS for adjuvant lung and breast indications; early Adjuvant Upside positive C-08 results in Q4 2008 +$7 10% PTS for adjuvant lung and breast indications; negative Adjuvant Downside ($11) C-08 results by Q2 2009 Greater market opportunity – one in five future molecules Unnamed Pipeline added to portfolio have an Avastin like sales potential (~$2.3 +$12 Upside billion peak sales) Unnamed Pipeline Reduced overall market opportunity to $500 million for each Downside product ($20) Additional Sources of Value Per Minority Share Tax shield assumes U.S. marginal tax rate of 39%, 8% inter-company interest rate, loan $10 to $50 billion loan amount Inter-Company Loan and interest income tax rate to parent of 0% to 25%; +$3 +$37 capitalized with 9% cost of capital; value per minority share Tax Off-Shoring 31% terminal year tax rate trends down to 26% over time +$8 Synergies Range of $750 to $1,500 million; 0% perpetuity growth rate; +$11 +$13 +$23 9.0% cost of capital; 36% tax rate $66 $86 $106 $126 $146 Source: 1 Francis management projections Assumes 3.0% perpetuity growth rate and 9.0% discount rate Financial Analysis Summary 39

Goldman Sachs IV. Review of Discussions With Greenhill Review of Discussions With Greenhill 40

Goldman Sachs Review of Discussions with Greenhill ? Goldman Sachs has had several in-person discussions with Greenhill over the last two months reviewing their approach to value ? At the initial meeting on 21-Aug-2008, GS reviewed Greenhill’s analysis which indicated a standalone fundamental value range of $72.79 to $80.39¹ ? Several components of value that provided for meaningful differences between the Greenhill and GS analyses were initially addressed. These included: — Cash / long-term marketable securities (Greenhill acknowledged $1.68/share of value) — Forecast tax rate (Greenhill acknowledged $3.53/share of value) — 2015+ commercial rights — Synergies — Transaction-related tax benefits ? At the follow-up meeting on 09-Sep-2008, Greenhill addressed a number of these components of value — Standalone fundamental value range in their analysis increased from first presentation to $76.58 to $84.08¹ based on inclusion of long-term marketable securities and acceptance of forecast tax assumption — Transaction-related value only related to synergies ($750 mm—$850 mm) across all outstanding Francis shares of $5.07 per share 1 Note: Fundamental value ranges per Greenhill 21-Aug-2008 and 09-Sep-2008 presentations Equity value per share at 9.0% discount rate and 2.0% to 3.0% perpetuity growth rate, respectively. Review of Discussions With Greenhill 41

Goldman Sachs Review of Greenhill Presentation Summary of Key Value Driving Differences Metric Greenhill GS Potential Delta (Per Share) ¹ Standalone 2015 Opt-in Rights Not included Valued separately ~$3.20 per share Forecast Tax Assumption 35% flat 36% trending to ~31% by 2018 $5.50 per share $4,505mm (excludes long-term $6,337mm (includes long-term $1.71 per share (both exclude Current Cash Balance marketable securities) marketable securities) “restricted cash” of $788mm) 01-Aug-2008 Standalone $18.59 per share (all else constant to Forecast “June 2008 LRP ²” Financial Model Greenhill assumptions) Employee Stock Option Integrated into cash flow buildup Valued separately ($5.01) per share Compensation 1,073.5mm (static, 21-Aug-2008 Pres) 1,079.6mm (dynamic) ($0.46) per share (at $89 / share) Fully Diluted Shares Outstanding 1,086.6mm (static, 09-Sep-2008 Pres) 1,079.6mm (dynamic) $0.49 per share (at $89 / share) Transaction-related Transaction-related Tax Benefits Not included Considered $7.97 to $36.98 per minority share $5.43 - $6.16 per share $11.38 - $12.89 per share - 0% perpetuity growth rate - 0% perpetuity growth rate Synergies $5.83 - $6.61 per minority share ³ - 30% tax rate - 36% tax rate - Fully diluted shares - Minority shares Source: Per Greenhill 21-Aug-2008 and 09-Sept-2008 presentation 1 Assumes 1073.5mm diluted shares, unless otherwise noted. Assumes 3.0% perpetuity growth rate and 9.0% discount rate. 2 Preliminary review indicates Greenhill may be using an earlier forecast. 3 At 3.0% perpetuity growth rate, potential delta becomes $11.46 - $12.99 per minority share. Review of Discussions With Greenhill 42

Goldman Sachs Comparison of Product Sales Breakdown Greenhill vs Special Committee ($ in millions) Greenhill (May 1st LRP)¹ Avastin Rituxan Herceptin Lucentis Other Marketed Named Product Pipeline Unnamed Non-Product $30,000 $24,858 2.0% Perpetuity Growth Rate $25,000 - $22,073 $19,690 4,502 $16,760 $17,755 - $15,870 $20,000 $14,769 - 3,998 $13,282 2,143 2,972 559 1,036 - $12,341 102 275 - 2,231 2,639 1,072 - 1,438 1,826 4,019 $15,000 $11,573 16 782 - $10,868 454 571 - 3,679 3,763 3,569 408 3,861 3,694 1,900 - 3,826 340 3,735 1,383 1,498 1,600 1,687 1,785 $10,000 3,093 3,475 1,147 1,265 1,585 2,704 1,409 1,410 1,446 1,525 1,003 1,163 1,073 1,420 1,231 1,018 891 1,002 1,076 1,409 2,275 1,660 1,460 1,408 1,423 2,383 $5,000 2,451 2,526 2,345 2,416 7,410 7,704 8,676 5,712 6,616 7,039 3,951 5,108 $0 3,093 (76) 3,171 3,374 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E ($5,000) Special Committee Avastin Rituxan Herceptin Lucentis Other Marketed Named Product Pipeline Unnamed Non-Product $35,000 $33,192 $31,001 $28,300 $30,000 $25,116 $25,965 $24,872 $24,107 $21,321 $25,000 $18,350 $19,362 $17,460 $16,151 17,152 20,080 $14,852 4,155 6,397 14,169 $20,000 2,283 8,790 11,411 $13,918 275 587 1,150 2,184 2,825 $12,574 102 547 1,029 1,563 $11,287 16 208 3,483 $15,000 25 85 4,136 3,943 3,780 3,812 3,707 17 4,139 2,814 3,990 3,796 4,071 1,230 1,339 1,456 1,558 1,638 4,198 4,485 - 3,250 1,115 1,859 1,325 2,696 4,554 4,548 $10,000 2,762 1,110 1,656 1,661 1,676 1,725 1,784 1,770 1,156 1,290 1,682 1,977 1,488 1,132 967 881 917 2,599 964 1,716 2,498 2,369 1,488 2,529 2,476 1,999 1,564 1,707 2,489 811 735 683 2,426 1,283 1,198 663 646 $5,000 2,608 759 725 1,147 1,105 2,584 7,849 8,249 8,619 9,008 8,257 699 677 6,484 7,290 6,482 3,852 4,665 5,420 5,040 4,574 4,371 4,205 $0 3,413 (15) (21) (51) (48) (50) (49) (51) (51) (53) (58) (60) (62) (60) (67) 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E ($5,000) Source: 1 Per Francis management Assumes 2.0% perpetuity growth rate beginning in 2018E, to reflect Greenhill presentation analysis. Review of Discussions With Greenhill 43

Goldman Sachs Illustrative Comparison of FCF and Terminal Value ($ in millions, except per share data) Greenhill Analysis GS Analysis GS Analysis (2019 Terminal Year) 2018 FCF $7,887 2018 FCF $10,025 2018 FCF $10,025 2019 (Terminal Year) 135,388 2019 10,322 2019 (Terminal Year) 172,104 2020 10,136 2021 10,101 2022 10,920 2023 11,905 2024 12,992 2025 (Terminal Year) 223,022 Discount Rate 9.0% 9.0% 9.0% Terminal Growth Rate 3.0% 3.0% 3.0% Post 2018 “Terminal Value” $135,388 $289,397 $172,104 Terminal Year Discount Factor 0.422 0.422 PV of FCF (Pre 2018) $31,403 $41,951 $41,951 PV of Terminal Value (Post 2018) $57,189 $76,879 $72,699 Total Shares¹ 1,086.6 1,090.1 1,088.4 PV Per Share of FCF (Pre 2018) $28.90 $38.49 $38.55 PV Per Share of Terminal Value (Post 2018) $52.63 $70.53 $66.80 Adjustments Capitalized ESO Expense Per Share N/A ($10.33) ($10.35) 2015 Opt-in Value Per Share N/A $3.15 $3.16 Net Cash Per Share $3.00 $4.27 $4.27 Total PV $84.54 $106.10 $102.43 1 Source: Per Greenhill 09-Sep-2008 presentation and Francis management Diluted shares for Greenhill per 09-Sep-2008 presentation. Diluted shares for GS calculated per options schedule provided by Francis management as of 07-Aug-2008 Review of Discussions With Greenhill 44

Goldman Sachs V. Alternative Structures Alternative Structures 45

Goldman Sachs Consideration of Alternatives Balancing Transaction-Related Value with Potential Productivity Loss and Pipeline Value Destruction Illustrative Segments of Value in a Full Acquisition Alternatives Tax ? Status Quo Advantages Synergies ? James acquires 100% of the 2015 Opt-In public minority stake Net Cash Lucentis ? “Francis Prime” Herceptin Pipeline ? Contingent Value Rights (CVR) ? Increased James Ownership Rituxan — Contractual Adjustments — “Next Gen” Avastin Alternative Structures 46

Goldman Sachs Illustrative Concept of a Francis Prime Francis Prime Research & Early Development 56% James / 44% Public ~2,800 FTEs Current Francis Whole Co. Divided into Two 56% James / 44% Public Components ~12,000 FTEs Francis Remain Co. 100% James / 0% Public ~9,000 FTEs Source: Per Francis management Alternative Structures 47

Goldman Sachs Illustrative Concept of a Francis Prime Francis Prime Research & Early Development 56% James / 44% Public ~2,800 FTEs Current Francis Whole Co. Divided into Two 56% James / 44% Public Components ~12,000 FTEs Francis Remain Co. 100% James / 0% Public ~9,000 FTEs Source: Per Francis management Alternative Structures 47

Goldman Sachs Illustrative Prime Pipeline Progression PTS, IND and Development Assumptions for Pre-POC PTS Assumptions Named Programs Phase II Phase III Launch Launch Year Anti - IFN alpha 90% 41% 26% 2015 huMAB Beta7 85 51 28 2015 huMAb OX40L 85 39 25 2016 MetMAB 90 36 23 2015 NRP1 90 36 23 2015 Muc16 75 49 31 2015 IAP 60 27 18 2014 MEK 60 27 18 2014 GDC-0941 (PI3K) 60 27 18 2014 GDC-0384 (BTK) 60 27 18 2015 anti-oxLDL 80 32 20 2017 anti-ABeta 65 39 30 2018 IL-13 95 43 27 2014 Trx-1 85 34 21 2016 Number of Molecules at Various Development Stages (PTS Adjusted) 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E INDs 11.0 6.5 6.5 7.5 7.5 8.5 9.5 9.5 9.5 10.5 10.5 10.5 11.5 11.5 11.5 11.5 P2 POC FPI 7.1 3.8 5.3 7.4 5.1 5.7 5.7 6.3 6.9 6.9 6.9 6.9 6.9 6.9 6.9 6.9 P3 FPI 0.0 0.0 2.8 1.1 3.7 3.6 2.5 2.7 2.7 3.0 3.0 3.0 3.0 3.0 3.0 3.0 Launch 0.0 0.0 0.0 0.0 0.0 0.8 1.5 0.6 3.2 1.9 1.7 1.8 1.9 2.0 2.1 2.1 Source: Per Francis management Alternative Structures 48

Goldman Sachs Summary of Financial Analysis Assumptions for Prime ? Spin out of Francis Prime assumes the current investor split of 56% : 44% of James : Public Investors that own the New Co. at 01-Jan-2009 ? Assumes 2008E cash balance equal to forward 30-month forward cash burn ? In addition to initial cash infusion, subsequent financings would be expected to be completed, thus diluting current shareholders ? Assumes James would invest pro rata at each financing need to maintain its 56% ownership level ? Financing occurs when current cash balance is less than 18-month forward cash burn, in an amount equal to 30-month forward cash burn Scenario Rounds of Financing¹ Total Financing Required ($mm) Total James Financing ($mm) Higher Risk and Return 4 ~$7,000 ~$4,000 Lower Risk and Return 2 ~$3,000 ~$2,000 ? Preliminary analyses indicate an NPV mid-point range of approximately $5 to $10 per share — NPV varies significantly depending on discount rate and perpetuity growth rate assumptions as well as the economics around milestones and royalties — Investors could apply both a higher discount rate (reflecting increased financing risk and decreased scale of the business) but may also apply higher perpetuity growth rates (based on the growth profile of the pipeline) 1 Includes initial cash infusion Alternative Structures 49

Goldman Sachs Prime Structural Considerations Structuring Items That May Enhance Value ? Put / Call Options — 100% access of shares subject to put / call ? Ownership Mix — 56% / 44% parallel to current arrangement — 80% / 20% provides tax consolidation benefits to James ? Economics on Milestones & Royalties — Upfront cash flow attractive to offsetting burn ? Opt-In Rights and Cost Sharing Items ? Corporate Governance — Revised Affiliation Agreement — Agreement to address friction between James and Francis R&D efforts Alternative Structures 50

Goldman Sachs Assessment of Prime’s Viability as a Public Entity Advantages Considerations ? Potential to retain key talent and preserve innovation and ? Cash flow negative business through 2017 (on average) productivity in new medicine development with significant capital needs — Investor patience and willingness to fund entity (~$3 billion estimated) ? Francis track record of excellence in drug development provides confidence and high expectations from — Likely turnover of investor base to a narrower subset inception of sector specialists — Significant investor dilution to fund entity ? Put / call structure could be an option to provide investor — No public comparables to benchmark against downside protection with pre-defined upside potential ? Low likelihood of M&A activity ? Significant James expenditures and capital commitment in exchange for partial economics implies substantial value leakage compared to a full acquisition — Time frame for realization of potential productivity decline in a full acquisition will be many years ? Significant complexity relative to other options will likely imply a discount to value associated with this entity ? Ability to negotiate favorable economic arrangement and governance provisions key to success of entity ? Potential to reduce transaction-related tax benefits Alternative Structures 51

Goldman Sachs General Description of Contingent Value Rights Contingent Value Rights (“CVRs”) are generally transferable securities issued by an acquiring company (“Issuer”) to the Target’s stockholders as additional consideration ? Used in the context of purchase transactions, CVRs serve as an incentive or “sweetener” to lock in a certain return or provide downside protection for target or minority shareholders ? Typically provide Target shareholders with downside protection (or guaranteed upside) with respect to Buyer stock received or Target stock left outstanding — Used in transactions in which part of the consideration to be paid for the target consists of stock ? Often used when the Issuer and the Target have different views on the viability or value of the target’s business — CVRs are effective where Buyer is bullish about its stock price and Target shareholders are concerned Buyer’s stock may be overvalued — Enables part of the payment on an acquisition to be deferred, reduced or avoided ? Given to shareholders as separately traded securities whose value moves inversely with the value of the underlying stock — As underlying stock declines, CVR is designed to increase in value ? Because CVRs are separately listed and traded, shareholders can sell them immediately or wait until maturity to collect any payment Alternative Structures 52

Goldman Sachs Contingent Value Rights Comparison of Structural Alternatives CVRs can be separated into two broad categories based on the contingency giving rise to the CVRs’ value: ? Performance Driven: Issuer’s stock value over a certain period of time — Resemble put options in that they are generally intended to guarantee that the target’s stockholders receive a minimum amount of consideration for their shares in the target after a prescribed period of time — Structured so that their value increases as the value of the Issuer’s stock decreases (and vice versa) If stock is trading below Target value on maturity date, issuer pays CVR holder the difference Settlement amount may be paid in cash, stock, or other securities Risk for issuer is usually capped through a “maximum payment” feature, i.e., a “floor” on the CVR — The value of these CVRs will be derived from the difference between a target value and future market value (typically in the form of a collar) ? Event Driven: Target’s value depends upon the occurrence of uncertain events — Resemble earn-outs and are unrelated to the Issuer’s stock price — These CVRs compensate the shareholders if specific events occur — Examples include: achieve regulatory milestones, completion of a lawsuit, sale of assets or stock, attainment of sales targets, increase in the market price of the target’s products, or a percentage of net sales Potential Alternative Key Idea/Application Pros Cons Performance ? Future payment(s) tied to overall Buyer ? Entitles Target shareholders to ? May allow Buyer to retain all stock price Driven CVR performance participate in the appreciation of Buyer appreciation above certain threshold level stock if it exceeds a threshold level by — Target shareholders could benefit from ? Gives Buyer some hedge against a set date value drivers unrelated to the business business underperformance ? The consideration that Target ? If business performs above expectations, shareholders receive would depend on value delivered to Target shareholders the Buyer stock price at maturity of the would be greater than with conventional contract payment Event Driven ? Entitles Target shareholders to receive ? Future payment(s) directly tied to business’ ? If milestones or revenue hurdles are not CVR future cash payment(s) if certain performance milestones, approvals, or sales achieved, Target shareholders could threshold(s) is/(are) met ? Provides potential for significant value claim inadequacy of resources or creation if business meets Target management focus and lack of control, ? Payment level can be fixed in advance management projections and timeline and seek recovery of earn out consideration through legal recourse Alternative Structures 53

Goldman Sachs CVR in M&A Transactions Advantages and Considerations Advantages Considerations ? Reduces “up front” consideration acquiror must pay ? If stock performs below expectations, issuer will face economic loss on CVRs — Buyer provides some downside protection in exchange for relinquishing less upside participation ? Timeframe to evaluate productivity of pipeline is unusually ? Allows acquiror management time to realize synergies and long for CVRs market to recognize value creation ? Target shareholders are not natural holders of CVRs — If successful in creating synergies and share price moves accordingly, acquiror avoids payment on CVR — May not attribute ‘fair’ value to CVRs — Signals management confidence in future stock price performance — Arbs tend to capture most gains associated with CVRs ? Mechanism to bridge perceived value gap on a specific — Underscores poor interim performance event — Adjuvant trial results — Can be highly dilutive, especially if stock settled — Pipeline productivity ? May have P&L impact ? Useful where acquiror contributes assets or otherwise ? Potential impact on Buyer’s stock price acquires controlling stake in target, but does not buy out all public shareholders — Hedging activity by arbs (who buy CVRs and delta hedge — Allows minority to participate in upside from transaction with Buyer stock) may dampen appreciation of Buyer’s without full buy out stock price, especially with straight put (i.e., no floor) — Creates confidence that business will not be drained of CVR value by controlling group Alternative Structures 54

Goldman Sachs Francis / James Next Gen Status Quo Next Gen ? 2015 commercial agreement expires ? New commercial agreement beyond 2015 ? No standstill ? Standstill in place ? Tax consolidation by James 20% 44% James Purchases Additional Francis at a Premium 80% 56% James Ownership Public Ownership Alternative Structures 55

Goldman Sachs Considerations Regarding the Next Gen Scenario 80% James / 20% Independent Investors Pros Cons ? Provides cash payment to current public minority ? Less control than full acquisition shareholders along with continued upside opportunity in James — New affiliation and commercial agreement key to preserving culture, but also addresses James — Simpler than Francis Prime objectives ? Potential for James to tax consolidate to partially ? Less integration opportunities and fewer synergies achieve tax efficiency likely than full acquisition ? Opportunity to amend Affiliation and Commercial ? Likely to be perceived as a “failure” by James to Agreement to address the concerns of both partners consummate a full acquisition ? Maintains an independent stock listing to incentivize ? Share liquidity and attractiveness to investors likely employees focused on creativity and innovation to be impacted ? Addresses James concern of Francis outgrowing James Alternative Structures 56

Goldman Sachs Appendix A: Additional CVR Information Additional CVR Information 57

Goldman Sachs CVR Regulatory and Listing Requirements Overview Registration Requirements NYSE Listing Requirements ? The Securities and Exchange Commission (SEC) employs a ? NYSE Requirements five pronged test to determine whether CVRs issued as merger consideration to selling stockholders must be registered under — Certain standards regarding the size and earnings of the the Securities Act of 1933, as amended issuer — Granted to the selling stockholders as an integral part of the — At least one million CVRs outstanding consideration for the proposed merger — At least 400 holders — Do not represent an ownership interest in the company (including the right to vote and receive dividends) — An aggregate market value of the CVR s of at least $4 million — Non-transferable except by operation of law — Must have a minimum life of one year — Not be represented by any form of certificate or instrument — May be delisted if their aggregate market value falls below — Any amount ultimately paid to the selling stockholders $1 million pursuant to the CVRs will not depend upon the operating results of the company Additional CVR Information 58

Goldman Sachs Examples of CVRs in Merger Transactions Publicis- Suez-Lyonnaise- Wesfarmers- Saatchi & BNP- Generale de Viacom- Viacom-KKR Coles Saatchi Paribas Belgique Blockbuster Paramount Deal (Proposed) (2007) (2000) (1999) (1998) (1994) (VCRs) (1994) ? 3rd anniversary of ? Fourth anniversary ? 18 months ? 3rd anniversary of ? 2.5 years ? 1st anniversary of ? 1st anniversary of closing of date of issue, but closing closing closing subject to 2 can be extended successive 1 year Maturity under certain extensions at 1 circumstances (up Viacom’s option to eight years) Strike / Floor $ 20.00 / $ 16.00 A$ 43.92 / A$35.14 € 43.20 / € 38.90 € 100.00 / € 80.00 € 167.70 / € 140.30 $ 48.00 / $40.00 $ 48.00 / $36.00 (Stock Price at (TBD) (A$32.9) (€ 42.90) (€ 76.50) (€ 155.50) ($ 38.75) ($ 34.87) Closing) Maximum 2 Payout $ 4.00 A$ 8.785 € 4.32 € 20.00 € 27.40 $ 5.00 $ 12.00 (% of (20.0% / 25.0%) (20.0% / 25.0%) (10.0% / 11.1%) (20.0% / 25.0%) (16.3% / 19.5%) (10.4% / 12.5%) (25.0% / 33.3%) Strike / Floor) ? Yes ? Yes ? Yes ? Yes ? Yes ? Yes ? Yes Anti-Dilutive Adjustment Registered/ ? Yes / No ? Yes / Yes ? Yes / Yes ? Yes / Yes ? Yes / Yes ? Yes / Yes ? Yes / Yes Listed ? Cash or units ? Ordinary Shares ? Cash only ? Cash only ? Cash only ? Share of Viacom ? Cash or any only Class B Common Viacom registered Settlement Stock only security at Viacom’s option ? 90 trading days ? Two months ? 10 business days ? 20 business days ? 90 trading days ? 30-day trading ? 60 trading days Averaging yielding highest Period average price over 90-day period 1 If extended, strike price increases to $51–55. 2 More complex structure which reduces maximum payoff vs. traditional CVRs. Additional CVR Information 59

Goldman Sachs Selected M&A Transactions with Provisions for CVRs Out of Eight Expired CVRs, Four Caused No Additional Payment to the Issuer Attractive Put Spread Implied Issue Expiration Country or Defensive or CVR Target Annual CVR Floor Date Date Target Acquiror of Target Underlying CVR Put Warrant Price Growth Rate1 Price Outcome 12-Sep- 06-Mar-2002 Saatchi & Publicis UK Publicis Attractive Put spread € 57.00 11.28% € 43.20 Still trading 2000 Saatchi 28-Aug- 01-Jul-2002 Paribas BNP France BNP Attractive Put spread € 100.00 8.14% € 80.00 Still trading. As of 12/31/99, 1999 BNP had bought back 1,004,894 CVRs on the open market at an average price of €4.4 01-Jun- 01-Jun-2001 Generale Fortis Belgium Fortis Attractive Put spread € 37.20 10.37% € 35.80 Still trading 1998 Bank 23-Apr- 01-Jun-2000 AGF Allianz France AGF Defensive Put warrant € 56.81 4.17% - 46% of CVRs repurchased 1998 by Allianz in 20/11, outstanding redeemed for FF4 (€0.61) in 6/00 24-Dec- 01-Jun-2000 Worms AGF France AGF Attractive Put warrant € 42.61 4.71% - CVR worth 0 at maturity 1997 01-May- 01-May-1999 UAP AXA France AXA Attractive Put spread € 61.94 16.85% € 49.23 CVR worth 0 at maturity 1997 01-Jun- 01-Jun-1997 Spie Schneider France Schneider Attractive Put spread € 41.34 21.66% € 35.82 CVR worth 0 at maturity 1995 01-Oct- 01-Jan-1996 Rosario Besnard France Rosario Defensive Put warrant € 35.19 5.44% - The CVRs were redeemed 1994 for FF23 (€3.64) in 1/96 01-Apr- 30-Dec-1996 Cie Royale FOCEP Belgium Cie Royale Defensive Put warrant € 22.64 2.46% - CVR worth 0 at maturity 1994 Asturienne Asturienne des Mines des Mines 01-Jul- 01-Jul-1995 Paramount Viacom US Viacom Attractive Put spread 7/95: $48 35.60% 7/95: $36 CVRs redeemed for $1.45 1994 (extendable to 7/96: $51 7/96: $37 in 7/95 01-Jul-1997) 7/97: $55 7/97: $38 01-Sep- 01-Sep-1991 Marion Dow US Dow Attractive Put spread 9/91: $45.77 28.72% € 30.00 CVRs redeemed for $11.19 1989 (extendable to Laboratories Chemical Chemical 9/92: $50.23 in 9/91 01-Sep-1992) Mean 13.58% Median 10.37% 1 Over undisturbed price of underlying. Additional CVR Information 60

Goldman Sachs Select Healthcare Transactions with CVRs CVRs based on Product Regulatory ApprovalsSource: Transaction Contingent Contingent Parties/ Value Paid / Value as % of Filing Date Transaction Consideration Date Transaction Contingent Rights Mechanism Ligand Ligand will issue 17.6 million shares, No; CVR period 21% CVR Agreement provides for the payment of an Pharmaceuticals subject to specified adjustments. At has not yet aggregate of $15 million in cash payable to the holders acquisition of Ligand stock prices greater than $3.75 expired. of the CVRs if, on or prior to December 31, 2011, Ligand Pharmacopeia but not greater than $4.50, value of Agreement enters into a license or sale agreement related to DARA transaction is fixed at $66 million. At expires 31-Dec- (as defined in the CVR Agreement) or any other 24-Sep-2008 greater than $4.50, number of Ligand’s 2011 agreement for the development, marketing or sale of shares issued to Pharmacopeia is DARA, or any option to enter into such agreement, with reduced to 14.7 million. At prices below any party other than Bristol-Myers Squibb Company or $3.00, value of transaction is fixed at any of its affiliates $52.8 million, including some cash consideration at varying stock price levels. If price is below $2.38, the number of Ligand’s shares issued to Pharmacopeia would not be greater than 18.0 million, and Pharmacopeia stockholders would receive cash of $10 million in the aggregate. Each share of Pharmacopeia common stock will be entitled to receive one contingent value right (CVR) Fresenius SE $23 in cash per share, or a total value of No; CVR period Up to 17% CVR payment under the CVR Indenture will be equal to acquisition of APP $5.626bn, including the assumption of has not yet (A) 2.5 times the excess of Holdco’s aggregate Adjusted Pharmaceuticals Inc $940mm in liabilities and up to $970mm expired EBITDA (as defined in the CVR Indenture) over $1.2677 in contingent value rights. Given billion for the 3-year period beginning January 1, 2008 07-Jul-2008 uncertainty of future EBITDA projections through December 31, 2010 divided by (B) the number given new drug development, the buyer of CVRs issued in the Merger. The maximum payment agreed to issue a CVR to APPX per CVR is $6.00, and the payment date for the CVRs is shareholders that has a contingent cash June 30, 2011. Any amounts due under the CVRs is payout of up to $6 per share. The expressly subordinated to certain “Senior Obligations” of payout is based on the financial Holdco, which senior obligations include the debt performance of certain newly developed incurred to finance the Merger transaction and other drugs during a 3-year period following credit facilities and other obligations of Holdco the acquisition Source: Company filings and press releases Additional CVR Information 61

Goldman Sachs Select Healthcare Transactions with CVRs CVRs based on Product Regulatory Approvals Source: Transaction Contingent Contingent Parties/ Value Paid / Value as % of Filing Date Transaction Consideration Date Transaction Contingent Rights Mechanism OSI Pharmaceuticals OSI offered 0.0567 common shares per No; CVR period 41% Each Contingent Value Right represents the right to acquisition of Cell Cell Pathways share and a 5-year has not yet receive an additional 0.04 common shares per Cell Pathways Contingent Value Right. Based on OSI’s expired; The Pathways share in the event of a new drug application closing stock price of $14.18 on 7-Feb- NDA for for either of Cell Pathway’s 2 leading clinical candidates, 10-Feb-2003 2003, the last full trading day prior to Aptosyn or Aptosyn (exisulind) or CP461 announcement, each Cell Pathways CP461 has not share was valued at $0.804 yet been filed Antigenics Each share of Aronex common stock will No; Atragen 1—2% Each Contingent Value Right entitles its holders to acquisition of Aronex be converted into 0.594 of a share of was denied between 0.0075 and 0.0125 of a share of Antigenics Pharmaceuticals Antigenics common stock and one approval by common stock in the event that a milestone is achieved Contingent Value Right FDA by 6-Jul-2002. The milestone to be achieved is the 23-May-2001 receipt of final approval by the FDA of Aronex’s NDA for Atragen. If Aronex achieves this milestone on or before 6-Jul-2002 and the merger transaction expenses are less than $4,500,000, each Contingent Value Right becomes the right to receive Antigenics common stock Elan acquisition of Elan offered 0.385 American Depository Yes; First 13% The Contingent Value Payments were conditioned upon Liposome Shares per Liposome share and up to payment the European Union’s (“EU”) approval of Evacet and $98 million in Contingent Value occurred on 9- Elan’s success in licensing the product. The total value 12-Apr-2000 Payments. Based on Elan’s closing Apr-2001 for would range from $0 to $98 million and would terminate stock price of $39.6875, each Liposome $54mm; if the EU did not approve the product or other regulatory share was valued at $15.28 Second bodies issued adverse findings payment of $44mm expired Ligand Ligand paid 1,858,515 shares, valued at Yes; Payment 57% Each Contingent Value Right was conditioned upon the Pharmaceuticals $13.99 per share, $4.0 million in cash, of $37.1mm final FDA clearance to market ONTAK. The additional acquisition of and up to $40 million in Contingent was made on 5- consideration is payable, at Ligand’s option, in cash Seragen Value Rights Aug-1999, and/or common stock within 6-months of final clearance $2.9mm was assuming the milestone is achieved within 2-years of the 08-May-1998 withheld transaction closing Source: Company filings and press releases Additional CVR Information 62

Goldman Sachs Other Transactions with CVRs ($ in millions) Transaction Transaction Announced Acquiror Target Value Transaction Consideration 12-May-2008 GSC Complete $1,392.0 $440mm in GSC common stock, $50mm in mezzanine note, the assumption of an estimated (Pending) Acquisition Energy Holdings $810mm in liabilities and up to $92.2mm in contingent value rights. Terms provide for the Co. LLC issuance of 5mm additional shares of GSC Acquisition to the current owners and stakeholders of Complete and its subsidiaries if GSC Acquisition’s stock price reaches $14.50 per share, and 5mm additional shares if GSC Acquisition’s stock price reaches $15.50 per share within five years. Complete Energy management would receive about 35% of those contingent shares 15-Jan-2008 Fortissimo Psyop Inc. 36.4 $10.14mm in cash, 3.337mm Fortissimo common shares valued at $19.36mm and up to (Pending) Acquisition $6.875mm in contingent value rights in shares or cash if the company meets certain Corp. performance targets. The 2008 targets are an EDITDA of $4.7mm on $31 million revenue and the 2010 targets are an EBITDA of $10mm on $59mm revenue. The company averaged 33.6% growth a year in 2004-06, and it posted an EBITDA of $3mm in January-September 2007 7-Sept-2007 Aldabra 2 Boise Inc. 1,625.0 $1.3bn in cash and $325mm in Aldabra common stock. Terrapin Partners and Boise Acquisition (paper and Cascade entered into CVR agreements with certain investors such that the investors will Corp. packaging receive payments in cash or shares in exchange for agreement to vote in favor of certain assets of Boise proposals recommended by the management of the company. Investors will receive the Cascade, LLC) amount by which the price of the common stock one year from CVR issuance is less than $10.50 up to a maximum of $1.00 per CVR (paid in cash or shares at Terrapin/Boise’s election) 2-Jul-2007 Wesfarmers Coles A$22,000.0 A$4.00 cash plus 0.2843 Wesfarmers share plus A$0.25 dividend for each Coles share (total consideration is 72% stock / 27% cash) and up to A$8.785mm in CVRs. CVRs are in the form of partially protected securities that provide some level of downside price protection. Holders may receive additional shares depending on 2 month VWAP of the security on the fourth anniversary date of issue (can be extended to 8 years in certain circumstances). If price is >$35.14 but <$43.92, holders receive up to 0.25 shares until total value of security is equal to $43.92; if price is <$34.14, holders receive 0.25 shares; if price is >$43.92, no additional shares are received Source: Company filings and press releases Additional CVR Information 63

Goldman Sachs Other Transactions with CVRs ($ in millions) Transaction Transaction Announced Acquiror Target Value Transaction Consideration 24-Jan-2005 Monsanto Seminis $ 1,525.0 $1.4bn in cash and up to $125mm in contingent value rights. The CVR’s were granted to Marinet Investment (MIL), a significant holder of co-investment rights in Seminis, and MIL was entitled to reduce the merger consideration it was to receive in exchange for up to $125mm, based on Seminis’ attainment of certain sales targets over a 36 month period, ending 30-Sep-2007 01-Jun-2004 ViroLogic ACLARA 234.6 1.7 common shares and 1.7 contingent value rights with a potential payment of up to a sweetened Biosciences $0.88 for each CVR, per ACLARA share. Based on VioLogic’s closing stock price of $2.81 on May 31, the last full trading day prior to the announcement, each ACLARA share was valued at $4.77 07-Sep-2001 Hewlett- Indigo 716.0 18.455 guilders ($7.50/8.37 euros) in newly issued HP shares for every Indigo share held. Packard Alternatively, shareholders could elect to receive 14.764 guilders ($6.0/6.7 euros) in newly issued shares, plus 1 contingent value right to receive up to 11.07 guilders ($4.50/5.03 euros) in profit-related cash payments in 2005 per Indigo share held 20-Nov-2000 France Equant 1,000.0 2.596bn guilders ($1.00bn US) in cash and up to 6.66mm guilders ($2.565mm) in convertible value Telecom rights. Each preferred share had voting rights equal to one Equant ordinary share and was convertible into 1 Equant ordinary share five years after completion at a price of 259.6 guilders ($100) per share 17-Jul-2000 General Mills Pillsbury 10,528.7 134mm common shares valued at $6.029bn and the assumption of $4.5bn in liabilities. The shares (Owned by were valued based on General Mills’ (GM) closing stock price of $44.99 on October 30, the last full Diageo) trading day prior to the announcement of the amended terms. Diagio was required to sell 75% of GM’s shares within 10 years of completion of the transaction and pay up to $670mm to GM 18 months after the transaction was completed, depending on the stock price at that time 20-Jun-2000 Publicis Saatchi & 1,799.6 5 pounds (7.894 euros/$7.56 in new ordinary shares per Saatchi & Saatchi share and between Saatchi 1.38 and 1.83 CVRs per 100 SSP shares, subject to a collar agreement 16-Aug-1999 Markel Terra Nova 603.4 B$13 ($13) in cash per share plus 0.07027 common shares per Terra Nova Holdings share held, Holdings valued at B$275.099mm ($275.099mm), and up to B$79.869mm ($79.869mm) in contingent value rights. The shares were valued based on Markel’s closing stock price of B$155 ($155) on January 26, the last full trading day prior to the amendment 18-May-1998 Fortis Generale de 12,298.5 7 Fortis (FA) ordinary shares plus 13,770 francs ($376.2 US) in cash for every 3 Generale de Banque Banque ordinary shares held and up to 7.769 mm francs ($.212 mil) in contingent value rights. The stock portion of the value was based on FA’s closing stock price of 10,450 francs ($285.49) on June 4, the last full trading day prior to the announcement Source: Company filings and press releases Additional CVR Information 64